Offsetting financial assets and financial liabilities - Financial Assets and Liabilities Subject to Offsetting, Enforceable Master Netting Arrangements and Similar Agreements (Parenthetical) (Detail) - CAD ($)
$ in Billions
	Oct. 31, 2023	Oct. 31, 2022
Disclosure of offsetting of financial liabilities [line items]
Financial cash collateral received	$ 17	$ 20
Financial non-cash collateral received	342	316
Financial cash collateral pledged	15	19
Financial non-cash collateral pledged	$ 328	$ 267